Exhibit 99.3

                             EMPIRE GLOBAL CORP.
                             (the "Corporation")

                          AUDIT COMMITTEE CHARTER


The audit committee is a committee of the board of directors to which the board delegates its responsibilities for the oversight of the accounting and financial reporting process and financial statement audits.


Formation

The Board of Directors of Empire Global Corp., a Delaware corporation (the "Company"), has established the Audit Committee pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Article III, Section 10 of the Company's Bylaws.


Composition

The Audit Committee (the "Committee") shall be comprised of not less than three members of the Board of Directors of the Company. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board of Directors. The Committee members will be appointed by the Board of Directors and may be removed by the Board in its discretion. Each member shall be independent as defined in the listing standards of the exchange on which the Company's securities are quoted or listed in effect from time to time (referred to below as the "Listing Standards") and the Board of Directors shall have affirmatively determined that the member is independent. As more clearly set forth in the Listing Standards, members must not have any current or past relationships with the Company which would interfere with their exercise of independent judgment or otherwise fail to meet the independent standards set forth in the Listing Standards. In addition, the members of the Committee also shall satisfy the following requirements:

    - Each member shall be "financially literate" as determined by the Board of Directors. A director shall be considered "financially literate" if by reason of his or her educational, professional or business background, the director is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and statement of cash flows.

    - At least one member of the Committee must have accounting or related financial management expertise and, to the extent reasonably possible, otherwise satisfy the standards of an "audit committee financial expert" as defined in Regulation S-K Item 401(e) adopted by the Securities and Exchange Commission (the "SEC").

    - Other than in his or her capacity as a member of the Board of Directors or of a committee thereof, no director who, directly or indirectly, accepts any consulting, advisory, or other compensatory fee from the Company as determined pursuant to SEC Rule 10A-3(b)(1) shall be eligible to serve as a member of the Committee.

    - No director who is an "affiliated person" of the Company as defined by SEC Rule 10A-3(e)(i) shall be eligible to serve as a member of the Committee.


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Purpose and responsibilities

The primary purpose of the Committee shall be to: (i) assist the Board of Directors in discharging its responsibilities to oversee the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors qualifications and independence, and the performance of the Company's internal audit function and independent auditors; (ii) have direct responsibility for the appointment, compensation, retention and oversight of the work of any independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; and (iii) produce an audit committee report for inclusion in the Company's proxy statement. The Committee's responsibilities shall include the following:

A. Pre-Approval of Auditor Services

    - All audit services, including the provision of comfort letters in connection with securities offerings, and non-audit services provided to the Company by the Company's auditors shall be approved in advance by the Committee, except with respect to non-audit, review or attest services if:

        * The aggregate amount of all such non-audit services provided to the Company constitute less than 5% of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

        * The services were not recognized by the Company at the time of the engagement to be non-audit services; and

        * The services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

If the Committee approves an audit service within the scope of engagement of the independent auditor, the audit service shall be deemed to have been preapproved for purposes of this Article III, A. The Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision by a member to whom such authority has been delegated shall be presented to the Committee at its next meeting.

    - The independent auditor and any person associated with the independent auditor (to the extent determined appropriate by the SEC) shall not provide contemporaneously with the audit, and the Committee shall not approve, any of the following as defined under SEC Reg. S-X, Rule 2-01(c)(4):

        * Bookkeeping or other services related to the accounting records or financial statements of the Company;

        * Financial information systems design and implementation;

        * Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

        * Actuarial services;

        * Internal audit outsourcing services;

        * Management functions or human resources;


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        * Broker or dealer, investment adviser, or investment banking services;

        * Legal services and expert services unrelated to the audit; and

        * Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Oversight of Independent Auditing Services

    - Meet with the independent auditors to review and approve the plan and scope for each audit of the Company's financial statements and related services, including proposed fees to be incurred with respect thereto.

    - Review and recommend action with respect to the results of each independent audit of the Company's financial statements, including problems encountered in connection with such audit, difficulties with management's response and recommendations of the independent auditors arising as a result of such audit.

    - Discuss with the Company's independent auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61 ("SAS 61"), as may be amended or supplemented.


    - At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

        * Disclosure of all relationships between the auditors and their related entities and the Company and its related entities that in the auditors' professional judgment may reasonably be thought to bear on independence; and

        * Confirmation that, in the auditors' professional judgment, they are independent of the Company within the meaning of the federal securities laws.

    - The independent auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

    - Discuss with the Company's independent auditors any relationships or services disclosed by the independent auditors that may impact the objectivity and independence of the independent auditors and recommend to the Board of Directors any actions in response to the independent auditors' disclosures to satisfy itself of the independent auditors' independence.

    - Evaluate the performance of the Company's independent auditors and present its conclusions and any recommendation to the Board of Directors regarding the Company's independent auditors.

    - Obtain and review the reports of the Public Company Accounting Oversight Board with respect to the Company's independent auditors when such reports are made publicly available.




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C. Financial Statements

    - Resolve any disagreements between management and the independent auditors regarding financial reporting.

    - Receive the report of the independent auditor that performs for the Company any audit required by the Exchange Act with respect to each of the following:

        * All critical accounting policies and practices to be used;

        * All alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management officials of the Company, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

        * Other material written communications between the independent auditor and the Company such as any management letter or schedule of unadjusted differences.

    - Review and discuss with the Company's independent auditors and management the Company's audited financial statements, including the Company's disclosures under "Management Discussion and Analysis of Financial Conditions and Results of Operations".

    - Based on (1) its review and discussions with management of the Company's audited financial statements; (2) its discussion with the independent auditors of the matters to be communicated pursuant to SAS 61; and (3) the written disclosures from the Company's independent auditors regarding independence, recommend to the Company's Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

    - Review and discuss with the Company's independent auditors and management the Company's quarterly financial statements, including the Company's disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operations".

    - Review and discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

D. Internal Controls

    - Review with the Company's independent auditors and financial management the adequacy and effectiveness of the Company's system of internal accounting controls, including the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

    - Prior to the Company's filing of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, receive the following disclosures from the Company's principal executive officer and principal financial officer with respect to the following:

        * All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data;


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        * All material weaknesses in internal controls identified by such officers to the Company's independent auditors; and

        * Any fraud, whether material or not material, that involves management of the Company or other employees who have a significant role in the Company's internal controls.

    - Obtain the attestation and report of the Company's independent auditors on the assessment made by the Company's management in the Company's Annual Report on Form 10-K of the effectiveness of the Company's internal control structure and procedures for financial reporting.

    - Review the scope and results of the Company's internal auditing procedures and practices and oversee the effectiveness thereof.

E. Management Conduct Policies

    - Establish procedures for:

        * The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

        * The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

    - Review from time to time the code of ethics for senior financial officers of the Company which includes those standards that the Committee has determined to be reasonably necessary to promote:

        * Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        * Full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company under the Exchange Act; and

        * Compliance with applicable governmental rules and regulations.

    - Make interpretations from time to time as to the scope and application of the Company's senior financial officer conduct policies.

    - Review and approve or disapprove proposed transactions between the Company and its employees (other than employment related transactions) or directors.

    - Receive any report required to be made by the Company's attorneys pursuant to the standards adopted by the SEC for professional conduct of attorneys appearing and practicing before the SEC.

F. Other Duties

    - Meet separately, periodically, with management, with internal auditors and with independent auditors.

    - Discuss policies with respect to risk assessment and risk management.

    - Produce an annual report for inclusion in the proxy statement as the Audit Committee Report.


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    - Set clear hiring policies for employees or former employees of the
    Company's independent auditors.

    - Make regular reports to the Board and propose any necessary action to the Board.

    - Evaluate its performance as the Audit Committee on an annual basis.

    - At least annually, review the adequacy of this Charter and recommend to the Company's Board of Directors any changes to this Charter that the Committee deems necessary or desirable.

    - Perform such other specific functions as the Company's Board of Directors may from time to time direct, and make such investigations and reviews of the Company and its operations as the Chief Executive Officer or the Board of Directors may from time to time request.


Authority and procedures

The Committee shall meet at least four times a year and shall keep regular minutes of its meetings. The Committee, as it may determine to be appropriate, may meet in separate executive sessions with other directors, the CEO and other Company employees, agents or representatives invited by the Committee. The Committee's Chairman shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee. The Chairman of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee is at all times authorized to have direct, independent access to the Company's other directors and management. The Committee shall have the power to hire independent legal, financial or other advisors, as it deems necessary, without consulting or obtaining the approval of any officer of the Company in advance. Such power shall include, but not be limited to, authorizing such expenditures by the Company as it shall determine necessary for payment to (1) the independent auditor employed by the Company for purposes of rendering or issuing an audit report, and (2) any advisors employed by the Committee. The Company's independent auditors shall report directly to the Committee. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittee is composed entirely of independent directors and has a published committee charter.